                                                                      EXHIBIT 11


                               NOVADEL PHARMA INC.

                         EARNINGS PER SHARE COMPUTATION

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                 NINE MONTHS ENDED
                                                                  APRIL 30, 2003
                                                          --------------------------------


                                                                       BASIC
                                                          --------------------------------

WEIGHTED AVERAGE SHARES OUTSTANDING                                            14,731,391
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                                          -
                                                          --------------------------------

     TOTAL                                                                     14,731,391

NET INCOME (LOSS)                                                                 (4,354)
                                                          --------------------------------


EARNINGS PER SHARE                                                                  (.30)
                                                          --------------------------------


                                                                 NINE MONTHS ENDED
                                                                  APRIL 30, 2002
                                                          --------------------------------


                                                                       BASIC
                                                          --------------------------------

WEIGHTED AVERAGE SHARES OUTSTANDING                                            10,332,959
DILUTIVE EFFECT OF STOCK PERFORMANCE PLANS (1)                                         --
                                                          --------------------------------

     TOTAL                                                                     10,332,959

NET INCOME (LOSS)                                                                 (2,588)
                                                          --------------------------------


EARNINGS PER SHARE                                                                  (.25)
                                                          --------------------------------




(1) NO POTENTIAL SHARES FROM STOCK PERFORMANCE PLANS HAVE BEEN PRESENTED, AS THEIR EFFECT WOULD BE ANTI-DILUTIVE